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                                                                   EXHIBIT 23(A)

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
  Fleet Financial Group, Inc.

     We consent to the use of our report incorporated by reference in the Fleet Financial Group, Inc. Annual Report on Form 10-K for the year ended December 31, 1993 which is incorporated by reference herein and to the reference to our Firm under the heading "Experts" in the prospectus.

/S/  KPMG PEAT MARWICK LLP

Providence, Rhode Island
October 18, 1994